UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2021

POLARITYTE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32404	06-1529524
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1960 S. 4250 West, Salt Lake City, UT 84104

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (800) 560-3983

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.001	PTE	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐.

Item 1.02	Termination of a Material Definitive Agreement

PolarityTE MD, Inc., is a subsidiary of PolarityTE, Inc. (the “Company”). As previously reported in the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 15, 2020, PolarityTE MD, Inc. (the “Borrower”), entered into a promissory note with KeyBank, N.A., a national banking association (the “Lender”) evidencing an unsecured loan in the amount of $3,576,145 made to the Borrower under the Paycheck Protection Program (the “Loan”). The Paycheck Protection Program was established under the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) and is administered by the U.S. Small Business Administration (the “SBA”).

On October 15, 2020, the Borrower applied to the Lender for forgiveness of the Loan in its entirety (as provided for in the CARES Act) based on the Borrower’s use of the Loan for payroll costs, rent, and utilities. On October 26, 2020, the Borrower was advised that the Lender approved the application, and that the Lender was submitting the application to the SBA for a final decision.

The Borrower has now received notice from the Lender that the SBA approved the Borrower’s application for forgiveness of the Loan and that the Loan was fully paid by the SBA on June 12, 2021, relieving the Borrower of any liability under the Loan.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held its 2021 Annual Meeting of Stockholders on June 15, 2021. At the Annual Meeting, the stockholders voted on the following three proposals:

1.	The election of two Class I directors nominated by the Board of Directors for a three-year term;
2.	Approval, by a non-binding advisory vote, of the compensation of the Company’s named executive officers; and
3.	The ratification of the appointment of EisnerAmper LLP as the Company’s independent public accountant for the fiscal year ending December 31, 2021; and

At the meeting, the stockholders elected the nominees and approved the remaining proposals by the following vote:

Proposal No. 1	Election of Class I Directors

	Votes For	Votes Withheld	Broker Non-Votes
Minnie Baylor-Henry	10,516,823	3,569,590	28,909,445
Jeff Dyer	8,839,731	5,246,682	28,909,445

Proposal No. 2	Advisory Vote on the Compensation of the Company’s Named Executive Officers

Votes For	Votes Against	Abstain	Broker Non-Votes
7,350,075	6,197,606	538,732	28,909,445

Proposal No. 3	Ratify the Appointment of EisnerAmper LLP as the Company’s Independent Public Accountant

Votes For	Votes Against	Abstain	Broker Non-Votes
41,728,301	342,300	925,257	-0-

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLARITYTE, INC.

Dated: June 17, 2021	/s/ Jacob Patterson
Jacob Patterson
Interim Chief Financial Officer